Exhibit 99.1

Second Quarter 2019 Investor Update Oglethorpe Power Corporation August 28, 2019

Notice to Recipients Cautionary Note Regarding Forward Looking Statements Certain of the information contained in this presentation, including certain of the statements made by representatives of Oglethorpe Power Corporation (An Electric Membership Corporation) (“Oglethorpe”), that are not historical facts are forward-looking statements. Although Oglethorpe believes that in making these forward-looking statements its expectations are based on reasonable assumptions, Oglethorpe cautions the reader not to put undue reliance on these forward-looking statements, which are not guarantees of future performance. Forward-looking statements involve uncertainties and there are important factors, many of which are outside management’s control, which could cause actual results to differ materially from those expressed or implied by these forward-looking statements. Some of the risks, uncertainties and assumptions that may cause actual results to differ from these forward-looking statements are described under the headings “CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION” in our Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2019, filed with the Securities and Exchange Commission on August 14, 2019, and “RISK FACTORS” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2018, filed with the Securities and Exchange Commission on March 29, 2019. This electronic presentation is provided as of August 28, 2019. If you are viewing this presentation after that date, there may have been events that occurred subsequent to such date that could have a material adverse effect on the information that was presented. Oglethorpe undertakes no obligation to publicly update any forward-looking statements. 2

Vogtle 3 & 4 Update Operations and Power Supply Update Financial and Liquidity Update Presenters and Agenda Mike Price Executive Vice President and Chief Operating Officer Betsy Higgins Executive Vice President and Chief Financial Officer Mike Smith President and Chief Executive Officer 3

Vogtle 3 & 4 Update 4 Oglethorpe Budget is $7.5 billion which includes a project-level contingency and a separate Oglethorpe-level contingency. Official Project Schedule has in-service (COD) dates of November 2021 & 2022. Site working towards more aggressive schedule (with ~6 month margin to official dates). Started Integrated Flush activities on Unit 3 in August. Integrated Flush is the cleaning and flushing of all system piping and mechanical components that feed into the reactor vessel and reactor coolant loops. It ensures systems can be tested without concern for damage from debris. Over 8,000 employees on-site each day. On-boarding of craft resources is meeting expectations.

Vogtle 3 & 4 Construction Update

U3 Progress

- Completed testing and commissioning of the polar crane
- Completed welding and concrete placements for courses 15, 16 and air inlet ring of the Shield Building
- Temporary control room set up to support Integrated Flush testing
- Set generator rotor (top photo), LP turbine rotors and HP turbine rotor



U3 Look Ahead

- Setting, welding and placing concrete in tension ring panels for Shield Building
- Main Control Room ready for testing
- Complete assembly of the Shield Building roof steel and set it on top of the Shield Building
- Place roof on north Auxiliary Building at EL 155'

U4 Progress

- Placed concrete in area 2 of the Auxiliary Building at EL 117' (main control room floor)
- Set Core Make Up Tank 02A in the Containment Building
- Set the second ring of the Containment Vessel (bottom photo)
- Completed turn over of the 220/25 Ton Bridge Crane in the Turbine Building



U4 Look Ahead

- Complete Shield Building cylindrical concrete wall to elevation 149'
- First placement of concrete at EL 135' inside the Containment Building
- Set Integrated Head Package on stand inside Containment Building
- Set the third ring on the Containment Vessel

Second Quarter 2019 Investor Update

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Oglethorpe’s investment as of June 30, 2019 was $4.4 billion. Oglethorpe’s project budget is $7.5 billion. $4.4 billion spent Through 6/30/2019 Forecast DEC 2011 DCD Final Rule Effective MAY 2005 Development Agreement MAR 2008 Filed COL with NRC APR 2006 Definitive Agreements MAY 2010 Signed DOE Conditional Term Sheet AUG 2006 Filed Early Site Permit (ESP) with NRC AUG 2009 NRC Issuance of ESP/LWA AUG 2011 NRC Completed Work on FSER for both AP1000 DCD and COL FEB 2012 COLs Issued MAR 2013 Unit 3 First Nuclear Concrete FEB 2014 Start of DOE Funding NOV 2013 Unit 4 First Nuclear Concrete NOV 2022 Unit 4 In-Service DEC 2015 Settlement Agreement with Contractors MAY 2021 Unit 3 Fuel Load MAY 2022 Unit 4 Fuel Load NOV 2021 Unit 3 In-Service 2017 2016 2015 2014 2013 2012 2011 2010 2009 2018 2019 2020 2021 2022 2007 2008 2006 2005 2017 WEC Bankruptcy/ SNC Assumes project mgmt. Vogtle 3 & 4: Spending 6 SEP 2018 Budget Adjustment, Vote to Continue DEC 2017 Georgia PSC Decision on Continuation of Project and Receipt of Toshiba Guaranty in Full Reduced by $1.1 billion in 2017 due to Toshiba Guarantee payment Actual MAR 2019 New $1.6B DOE Loan Commitment $- $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 $4.0 $4.5 $5.0 $5.5 $6.0 $6.5 $7.0 $7.5 (Billions)

Oglethorpe’s Diversified Power Supply Portfolio Note: Capacity and energy includes Oglethorpe and Smarr EMC resources. Oglethorpe and Smarr EMC capacity reflects summer reserve planning capacity. 2019 Energy (MWh) (July 2018- June 2019) 25.2 Million MWh 2019 Capacity (MW) 7,791 MW 7 40% 40% 15% 5% Rocky Mountain Pumped Storage Hydro Sewell Creek Energy Facility Chattahoochee Energy Facility Hawk Road Energy Facility Plant Wansley Talbot Energy Facility Hartwell Energy Facility Plant Vogtle Plant Hatch Doyle Generating Plant Smarr Energy Facilitiy Plant Scherer Thomas A. Smith Energy Facility 54% 16% 20% 10%

Capacity Factor Comparison Through June 30 Nuclear Coal Gas - CC Gas - CT Pumped Storage Hydro 8 0% 25% 50% 75% 100% Hatch Vogtle Scherer Wansley Chatt Smith Doyle Hawk Road Hartwell Talbot Rocky Mountain 2018 2019

New All-Time Peak – Summer 2019 9 Member Demand Requirements Member Energy Requirements Percent Change -0.2% 6.0% -0.7% (MW) Percent Change in Overall Peak -13.3% 15.3% -4.2% Highest Summer/Overall Peak (2019) = 9,472 MW Highest Winter Peak (2014) = 9,354 MW Winter Peak (2019) = 7,846 MW Summer Peak (2019) = 9,472 MW 2.6% 3.5% 2013 2014 2015 2016 2017 2018 2019* Days ≥ 90o 20 31 49 88 38 65 60 Days ≥ 95o 0 1 3 22 0 2 14 Days ≥ 100o 0 0 0 1 0 0 1 Days ≤ 25o 2 19 10 5 3 10 2 -5.2% -4.5% 6.1% 1.6% 6.6% 1.2% YTD* Projected *As of August 23, 2019. - 1,000 2,000 3,000 4,000 5,000 6,000 7,000 8,000 9,000 10,000 2013 2014 2015 2016 2017 2018 2019 Winter Peak Summer Peak 2013 2014 2015 2016 2017 2018 2019 (Millions MWh)

Oglethorpe’s Investments Have Led to Significant Reductions in Emissions Oglethorpe has invested over $1 billion in pollution control equipment (flue gas desulfurization, selective catalytic reductions, carbon air activated carbon injections) for controllable emissions in our generation fleet resulting in significant emissions reductions. Oglethorpe’s investments in two combined cycle natural gas plants allowed it to take advantage of lower cost natural gas supplies and shift its energy mix away from higher-emission coal resources to lower-emission natural gas resources. 10 0% 50% 100% 150% 200% 250% 300% 350% 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Emission Reductions vs. Generation SO2 NOx Hg Generation 10.0 10.5 11.0 11.5 12.0 12.5 13.0 13.5 2008 2018 Metric tons (millions) CO 2 Emission Reductions

Member Power Supply Sources 11 Our Members’ requirements are met through several power supply sources. Oglethorpe resources are the largest contributor, but we are not the all-requirements supplier for any of our Members. Our Members’ collective projected power supply needs are currently met through the mid 2020s. Oglethorpe’s total existing capacity is 7,791 MW which includes Smarr EMC capacity of 731 MW. Vogtle Units 3 and 4 (660 MW) are assumed to come on line in November 2021 and November 2022. This capacity is reflected in the summer of 2022 and 2023, respectively. Total solar capacity for Green Power and Member contracts is projected to be over 1,150 MW by 2022, but due to the variable output it has been reduced for capacity planning purposes. (1) (3) (2)

Oglethorpe Members’ Energy Mix 12 Member Total Requirements (July 2018 - June 2019) 40.0 million MWh * * Southeastern Power Administration – federal hydroelectric power. Oglethorpe supplies approximately 56% of our Members’ energy requirements. Approximately 30% of our Members’ requirements are supplied by emission-free generation (solar, hydro, and nuclear). Green Power EMC 1% SEPA 3% Member Supplemental Power Contracts 40% Oglethorpe - Coal 9% Oglethorpe - Gas 23% Oglethorpe - Nuclear 22% Oglethorpe - Hydro 2%

Income Statement Excerpts

($ in thousands)	Six Months Ended June 30, 2019	Six Months Ended June 30, 2018	6/30/2018-6/30/2019 % Change	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
Statement of Revenues and Expenses:						
Operating Revenues:						
Sales to Members - Capacity	$481,035	$472,052	1.9%	$927,419	$862,511	$896,412
Sales to Members - Energy	234,171	267,160	-12.3%	551,960	571,319	610,395
Total Sales to Members	$715,206	$739,212	-3.2%	$1,479,379	$1,433,830	$1,506,807
Sales to non-Members	254	355	-28.5%	734	366	424
Operating Expenses:	597,716	608,788	-1.8%	1,255,137	1,195,326	1,251,567
Other Income	31,927	32,300	-1.2%	68,262	64,985	56,903
Net Interest Charges	116,692	118,395	-1.4%	242,039	252,578	262,222
Net Margin	**$32,979**	**$44,684**	-26.2%	**$51,199**	**$51,277**	**$50,345**
Margins for Interest Ratio[(a)]	**n/a**	**n/a**		**1.14**	**1.14**	**1.14**
Sales to Members						
Energy Cost (cents/kWh)	**2.22**	**2.42**	-8.3%	**2.40**	**2.40**	**2.39**
Average Power Cost (cents/kWh)	**6.79**	**6.70**	1.3%	**6.43**	**6.02**	**5.90**
Sales to Members (MWh)	**10,535,848**	**11,027,064**	-4.5%	**23,011,079**	**23,813,679**	**25,522,852**

(a) Margins for Interest ratio is calculated on an annual basis and is determined by dividing Oglethorpe's Margins for Interest by Interest Charges, both as defined in Oglethorpe's First Mortgage Indenture. The Indenture obligates Oglethorpe to establish and collect rates that, subject to any necessary regulatory approvals, are reasonably expected to yield a Margins for Interest ratio equal to at least 1.10 for each fiscal year. In addition, the Indenture requires Oglethorpe to show that it has met this requirement for certain historical periods as a condition for issuing additional obligations under the Indenture. Oglethorpe increased its Margins for Interest ratio to 1.14 each year, starting in 2010, above the minimum 1.10 ratio required by the Indenture, and the 2019 budget also includes a 1.14 Margins for Interest ratio. Oglethorpe's Board of Directors will continue to evaluate margin coverage throughout the Vogtle construction period and may chose to further increase, or decrease, the Margins for Interest ratio in the future, although not below 1.10.

Second Quarter 2019 Investor Update

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Balance Sheet Excerpts (a) The equity ratio is calculated, pursuant to Oglethorpe’s First Mortgage Indenture, by dividing patronage capital and membership fees by total capitalization plus unamortized debt issuance costs and bond discounts and long-term debt due within one year (Total Long-Term Debt and Equities in the table above). Oglethorpe has no financial covenant requirement to maintain a minimum equity ratio; however, a covenant in the Indenture restricts distributions of equity (patronage capital) to its Members if its equity ratio is below 20%. Oglethorpe also has a covenant in three credit agreements that currently requires a minimum total patronage capital of $750 million. The equity ratio is less than that of many investor-owned utilities because Oglethorpe operates on a not-for-profit basis and has a significant amount of authority to set and change rates to ensure sufficient cost recovery to produce margins to meet financial coverage requirements. 14 June 30, December 31, ($ in thousands) 2019 2018 2017 Balance Sheet Data: Assets: Electric Plant: Net Plant in Service $4,724,875 $4,739,565 $4,584,075 CWIP 4,224,456 3,866,042 2,935,868 Nuclear Fuel 356,113 358,358 358,562 Total Electric Plant $9,305,444 $8,963,965 $7,878,505 Total Investments and Funds 1,287,856 1,189,397 1,336,805 Total Current Assets 998,660 1,323,450 1,068,903 Total Deferred Charges 832,714 706,456 643,926 Total Assets $12,424,674 $12,183,268 $10,928,139 Capitalization: Patronage Capital and Membership Fees $995,265 $962,286 $911,087 Long-term Debt and Finance Leases 8,954,137 8,808,878 8,014,754 Other 24,771 21,428 20,051 Total Capitalization $9,974,173 $9,792,592 $8,945,892 Total Current Liabilities 1,006,147 1,064,259 761,005 Total Deferred Credits and Other Liabilities 1,444,354 1,326,417 1,221,242 Total Equity and Liabilities $12,424,674 $12,183,268 $10,928,139 Total Capitalization $9,974,173 $9,792,592 $8,945,892 Plus: Unamortized Debt Issuance Costs and Bond Discounts on LT debt 113,207 103,332 95,613 Plus: Long-term Debt and Finance Leases due within one year 232,856 522,289 216,694 Total Long-Term Debt and Equities $10,320,236 $10,418,213 $9,258,199 Equity Ratio(a) 9.6% 9.2% 9.8%

On March 22, 2019 we closed on the Amended and Restated Loan Guarantee Agreement with the DOE which increased Oglethorpe’s DOE loan financing from $3.06 billion to $4.68 billion. We anticipate our next advance to be in December for ~$550 million. We typically advance under this loan twice a year. DOE Loan Summary as of July 31, 2019 DOE Guaranteed Loans(a) Average interest rate on all advances to-date under this loan is 3.32% (a) DOE guaranteed loans are funded through Federal Financing Bank and made at comparable Treasury plus 0.375%. (b) Represents accrued capitalized interest being financed with the 2014 DOE guaranteed loan. 15 Purpose/Use of Proceeds Approved Advanced Remaining Amount Vogtle Units 3 & 4 Principal - 2014 Loan $2,721,597,857 $2,155,000,000 $566,597,857 Capitalized Interest(b) - 2014 Loan 335,471,604 267,058,241 68,413,363 Principal - 2019 Loan 1,619,679,706 0 1,619,679,706 $4,676,749,167 $2,422,058,241 $2,254,690,926 Purpose/Use of Proceeds Approved Advanced Remaining Amount Vogtle Units 3 & 4 Principal $2,721,597,857 $1,120,000,000 $1,601,597,857 Capitalized Interest 335,471,604 60,627,989 274,843,615 $3,057,069,461 $1,180,627,989 $1,876,441,472

Total Secured Debt as of June 30, 2019 $9.2 billion total at weighted average interest rate of 4.09%. 16 DOE: $2.4 billion Taxable Bonds: $3.2 billion RUS: $2.6 billion Tax - Exempt: $1.0 billion CoBank/CFC: $7.0 million

Oglethorpe’s Available Liquidity as of August 21, 2019 Borrowings Detail $251.5 million - Letter of Credit Support for VRDBs & T.A. Smith Facility $459.4 million - CP for Vogtle Interim Financing $13.9 million - CP for Vogtle Interest Rate Hedging Represents 521 days of liquidity on hand (excluding Cushion of Credit) In addition, as of July 31, Oglethorpe had $594 million on deposit in the RUS Cushion of Credit Account. The RUS Cushion of Credit Account is designated as restricted investments and can only be used to pay debt service on RUS guaranteed loans. (a) 17 $1,610 $725 $885 $360 $1,245 $0 $500 $1,000 $1,500 $2,000 Total Credit Facilities Less Borrowings Available Credit Facilities Capacity Cash Total Liquidity $ millions

Oglethorpe’s Credit Facilities 18 Time Now (a) The secured term loan amount is actually $250 million, however, any outstanding advances under the CFC $110 million unsecured line of credit reduce the amount that can be borrowed under the term loan; therefore we show only $140 million of the secured term loan as being available. Plus Optional Term Out Until 2043 $1.21B Syndicated Revolver/CP Backup Expect to renew/extend in Q4 2019 Regions Bank $ 50 $150M JP Morgan Unsecured $110M CFC Unsecured $140M CFC Incremental Secured (a) $0 $500 $1,000 $1,500 $2,000 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q4 2023 2043 (Millions)

Recent and Upcoming Financing Activity March Completed amendments to existing DOE loan and advanced $585 million. Closed new $1.6 billion DOE loan. Retired $350 million taxable bullet (6.1% coupon) at maturity. Q3 2019 RUS loan application for $633 million. Q4 2019 Expected renewal of $1.2 billion syndicated credit facility. 19

Credit Ratings 20 Moody’s Standard & Poor’s Fitch Baa1 /P-2 Stable Outlook (as of October 2018) BBB+/A-2 Negative Outlook (as of September 2018) BBB+/F1 Negative Outlook (Short-Term rating upgraded August 2019) Current Credit Ratings (Secured Long-Term Debt/Short-Term Debt)

Net Margin Liquidity Wholesale Power Cost Interim CP Financing Balance Sheet Electric Plant Average Cost of Funds: 2.61% (dollars in millions) Secured LT Debt (6.30.19): $9.2 billion Weighted Average Cost: 4.09% Equity/Capitalization Ratio: 9.6% 2019 July 31, 2019 2019 Cost of Power Sales to Members (excluding Rate Management Program). Additional Member Collections for Expensing of IDC Rate Management Program. 2019 2019 Long Term Debt 21 1.14 MFI ratio 4.0 4.5 5.0 5.5 6.0 6.5 7.0 7.5 8.0 Budget YTD Actual YTD 6.66 6.70 6.74 6.79 ¢/kWh $1,000 $ 1,000 $1,610 $1,610 $0 $250 $500 $750 $1,000 $1,250 $1,500 $1,750 $2,000 $2,250 $2,500 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Borrowings (Mil) Cash Borrowings CP Availability Total Available Lines of Credit Cash Balances (Mil) $0 $1 $2 $3 $4 $5 $6 $7 $8 $9 $10 YE 2018 6/30/2019 $4.74 $4.72 $0.36 $0.36 $3.87 $4.22 (Billions) Construction Work in Progress Nuclear Fuel Electric Plant in Service Total Assets ($ Billions) $12.183 $12.425 (200) 0 200 400 600 800 1,000 1,200 DOE RUS Taxable $350 $1,152 $117 $167 ($ Millions) Actual Issuance Forecasted Issuance Actual Repayment Forecasted Repayment Vogtle 3&4 Interest Rate Hedging , $14 Vogtle 3 & 4 Interim Financing , $411 $- $20 $40 $60 $80 $100 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Millions Actual Budget

A link to this presentation will be posted on Oglethorpe’s website www.opc.com. Oglethorpe’s SEC filings, including its annual reports on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K are made available on its website. Member information is filed as an exhibit to Form 10-Q for the first quarter of each year. (Exhibits are available on EDGAR but not on Oglethorpe’s website.) For additional information please contact: Additional Information 22 Investor Contacts Name Title Email Address Phone Number Betsy Higgins Executive Vice President and Chief Financial Officer betsy.higgins@opc.com 770-270-7168 Joe Rick Director, Capital Markets and Investor Relations joe.rick@opc.com 770-270-7240 Cheri Garing Director, Planning and Financial Analysis cheri.garing@opc.com 770-270-7204 Media Contact Name Title Email Address Phone Number Terri Statham Manager, Media Relations terri.statham@opc.com 770-270-6990